                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                FORM 8-K/A NO. 1
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of the earliest event reported): October 2, 1996


                                NTN CANADA, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          New York                    0-18066                  11-2805051
----------------------------        -----------              -------------
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)          Identification No.)


             14 Meteor Drive
            Etobicoke, Ontario                                     M9W 1A4
 ----------------------------------------                        ----------
 (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (416) 675-6666

Item 2.           Acquisition or Disposition of Assets.

                  On October 2, 1996, NTN Canada, Inc. (the "Registrant"), through its wholly-owned subsidiary NTN Interactive Network Inc. ("Interactive"), acquired, effective as of October 1, 1996, all of the outstanding capital stock of Magic Lantern Communications Ltd., a Canadian corporation ("Magic Lantern"), pursuant to a Share Purchase Agreement, dated October 1, 1996 (the "Agreement"), among Interactive, Connolly-Daw Holdings Inc. ("Connolly-Daw"), 1199846 Ontario Ltd. ("1199846") and Douglas Connolly and Wendy Connolly (jointly, the "Connollys"), a copy of the Agreement being annexed hereto as Exhibit "10.1", and is incorporated herein by reference thereto. The aggregate purchase price was $1,450,000 (Canadian), $200,000 (Canadian) of which was paid in cash to Connolly-Daw. The balance of the aggregate purchase price was satisfied by the delivery of a Non-Negotiable Promissory Note (the "Connolly-Daw Note") in the principal amount of $703,133 (Canadian) and payable to Connolly-Daw, and a Non-Negotiable Promissory Note (the "1199846 Note" and, together with the Connolly-Daw Note, the "Notes") in the amount of $546,867 and payable to 1199846. Copies of the Connolly-Daw Note and 1199846 Note are annexed hereto as Exhibits "10.2" and "10.3", respectively, and are incorporated herein by reference thereto.

                  Under the terms of the Notes, Interactive has the right (the "Share Payment Option") to deliver to Connolly-Daw and 1199846 (the "Vendors"), respectively, in lieu of payment of the principal amounts of the Notes, such shares of the common stock, par value $.0467 per share (the "Common Stock") of the Registrant, in accordance with a specified schedule therein. Pursuant to the provisions of the Notes, Interactive, the Registrant and Connolly-Daw have entered into an option agreement (the "Connolly-Daw Option Agreement"), a copy of which is annexed hereto as Exhibit "10.4" and is incorporated herein by reference thereto, and Interactive, the Registrant and 1199846 have entered into an option agreement (the "1199846 Option Agreement"), a copy of which is annexed hereto as Exhibit "10.5" and is incorporated herein by reference thereto, pursuant to which the Registrant, at each of the Vendors' option, shall be obligated to purchase from the Vendors (the "Put Option"), and each of the Vendors, at the Registrant's option, shall be obligated to sell to the Registrant (the "Call Option"), a specified number of shares of Common Stock at a price (i) equal to 90% of the average closing price of Registrant's Common Stock during the 20-day period ending on the business day preceding the exercise of such Put Option, and (ii) equal to 110% of the average closing price of Registrant's Common Stock for the 20-day period ending on the business day preceding the exercise of such Call Option. In addition, the Vendors have the right to require Interactive to deliver shares of Common Stock in lieu of payment of the amounts due pursuant to the Notes. The Registrant has guaranteed the delivery of the aforesaid shares to either, or both, of Connolly-Daw and 1199846 if such election is made.

                  Pursuant to a Registration Rights Agreement, dated October 1, 1996 (the "Registration Rights Agreement"), a copy of which is annexed hereto as Exhibit "10.6" and is incorporated herein by reference thereto, the Registrant has granted certain registration rights under the Securities Act of 1933 with respect to the shares issuable upon exercise of the Put Option, Call Option or Share Payment Option.

                  In addition, pursuant to a Share Purchase Agreement, dated October 1, 1996, Interactive acquired 1,000 Class A special shares of Magic Lantern owned by Telesat Canada for $250,000 (Canadian). A copy of this agreement is annexed hereto as Exhibit "10.7", and is incorporated herein by reference thereto.

                  The following schedules to the Agreement are not annexed hereto, but the Registrant, upon request, shall provide a copy of any omitted schedule:

     Schedule "A"   -   Financial Statements
     Schedule "B"   -   Particulars of Purchased Shares; Information re:
                        Authorized and Issued Capital
     Schedule "C"   -   List of Subsidiaries and Share Capital Thereof
     Schedule "D"   -   Undisclosed Liabilities
     Schedule "E"   -   Liens, Charges and Encumbrances
     Schedule "F"   -   Equipment and Other Personal Property Leases
     Schedule "G"   -   Real Property Leases
     Schedule "H"   -   Legal Descriptions of Real Property Owned
     Schedule "I"   -   Standard Form Distribution Rights Agreement
     Schedule "J"   -   Employment Contracts, Directors, Officers, Employees and
                        Independent Contractors
     Schedule "K"   -   Other Material Contracts
     Schedule "L"   -   Litigation
     Schedule "M"   -   Description of Insurance Policies
     Schedule "N"   -   Bank Accounts
     Schedule "O"   -   Intellectual and Industrial Property
     Schedule "P"   -   Vehicular Equipment Owned or Leased
     Schedule "Q"   -   Addresses of Company and Subsidiaries

Item 7.           Financial Statements and Exhibits.

                  (a) The following financial statements and supplementary financial information are filed as part of this Annual Report on Form 10-K:

Financial Documents                                                                                  Location
-------------------                                                                                  --------

1.       Financial Statements of Magic Lantern Communications Ltd.
         Report of Independent Chartered Accountants...............................................        6
         Consolidated Balance Sheets...............................................................        7
         Consolidated Statement of Income..........................................................        9
         Consolidated Statement of Deficit.........................................................       10
         Consolidated Statement of Changes in Financial Position...................................       11
         Notes to Consolidated Financial Statements................................................       12

2.       Pro Forma Condensed Consolidated Financial Statements
         Introductory Comment......................................................................       22
         Pro Forma Condensed Consolidated Balance Sheets...........................................       23
         Pro Forma Condensed Statement of Operations...............................................       24
         Notes to Pro Forma Condensed Financial Statements.........................................       25


                  (b) Set forth below is a list of the Exhibits applicable to this Current Report on Form 8-K, numbered in accordance with Item 601 of Regulation S-K.

10.1 Share Purchase Agreement, dated the 1st day of October, 1996, by and between Connolly-Daw Holdings Inc., 1199846 Ontario Ltd., Douglas Connolly and Wendy Connolly and NTN Interactive Network Inc.+

10.2 Non-Negotiable Promissory Note, dated October 1, 1996, by and between NTN Interactive Network Inc., as Debtor, and Connolly-Daw Holdings Inc., as Creditor.+

10.3 Non-Negotiable Promissory Note, dated October 1, 1996, by and between NTN Interactive Network Inc., as Debtor, and 1199846 Ontario Ltd., as Creditor.+

10.4 Registration Rights Agreement, dated October 1, 1996, by and between NTN Canada, Inc., Connolly-Daw Holdings Inc. and 1199846 Ontario Ltd.+

10.5 Option Agreement, dated the 1st day of October , 1996, by and between Connolly-Daw Holdings Inc., NTN Interactive Network Inc. and NTN Canada, Inc.+

10.6 Option Agreement, dated the 1st day of October, 1996, by and between 1199846 Ontario Ltd., NTN Interactive Network Inc. and NTN Canada, Inc.+

10.7 Share Purchase Agreement, dated the 1st day of October, 1996 by and between NTN

         Interactive Network Inc. and Telesat Canada.+
----------
+ Previously filed as exhibits to the original Current Report on Form 8-K (Date of Report: October 2, 1996) of the Registrant (Commission File
       Number: 0-18066), filed October 17, 1996.

                         A U D I T O R S '    R E P O R T

To the Shareholders of
Magic Lantern Communications Ltd.



We have audited the consolidated balance sheet of Magic Lantern Communications Ltd. as at August 31, 1996 and the statements of income and deficit and changes in financial position for the eleven month period then ended. These consolidated financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, except for the fact that comparative figures have not been presented, as outlined in Note 16, these consolidated financial statements present fairly, in all material respects, the financial position of the company as at August 31, 1996 and the results of its operations and the changes in its financial position for the eleven month period then ended in accordance with generally accepted accounting principles.





                                             HARENDORF, LEBANE, MOSS
December 6th, 1996                           Chartered Accountants
Toronto, Canada

                        MAGIC LANTERN COMMUNICATIONS LTD.
                     (Incorporated under the laws of Canada)

                           CONSOLIDATED BALANCE SHEET

                              AS AT AUGUST 31, 1996


                                   A S S E T S

Current
     Cash in bank and term deposits                 $ 527,361
     Accounts receivable                              667,670
     Cash surrender value of life insurance
           policies (Note 2)                          187,389
     Grant receivable                                  48,135
     Inventory                                        137,116
     Income taxes recoverable                          25,275
     Producer advances                                 25,000
     Sundry assets and prepaid expenses               155,374       $ 1,773,320
                                                      -------

Long-term
     Loans receivable, related companies (Note 3)     161,268
     Producer advances                                 54,444
     Accounts receivable                               26,274           241,986
                                                      -------

Capital (Note 4)                                                      1,595,756

Deferred start-up costs                                                  35,936
                                                                    -----------




                                                                    $ 3,646,998
                                                                    -----------

                        MAGIC LANTERN COMMUNICATIONS LTD.
                     (Incorporated under the laws of Canada)

                           CONSOLIDATED BALANCE SHEET

                              AS AT AUGUST 31, 1996


                              L I A B I L I T I E S

Current
     Bank indebtedness (Note 5)                 $    754,628
     Accounts payable and accrued liabilities        934,462
     Current portion of  long-term debt              280,316       $ 1,969,406
                                                    --------

Long-term debt (Note 6)
     Debenture                                       656,907
     Loans payable                                 1,809,178
     Lien notes payable                              132,936
                                                  ----------
                                                   2,599,021
     Less current portion                            280,316         2,318,705
                                                  ----------

Deferred income taxes                                                   38,404

Minority interest                                                      (85,055)


               S H A R E H O L D E R S '   D E F I C I E N C Y


Capital stock (Note 7)                               33,418

Deficit                                            (627,880)          (594,462)
                                                   ---------       -----------

                                                                   $ 3,646,998
                                                                   -----------



See accompanying notes.

                        MAGIC LANTERN COMMUNICATIONS LTD.

                        CONSOLIDATED STATEMENT OF INCOME

                    ELEVEN MONTH PERIOD ENDED AUGUST 31, 1996



Sales                                                           $ 2,656,365

Cost of sales                                                     1,038,267
                                                                  ---------
Gross profit                                                      1,618,098


Operating expenses                         $ 1,822,666

Amortization of capital assets                 197,353            2,020,019
                                               -------            ---------


Operating loss                                                     (401,921)


Other expenses
     Interest expense, net                      96,191
     Loan to related company                    66,257
     Amortization of start-up costs             30,407              192,855
                                                ------             --------



Loss before taxes and minority interest                            (594,776)

Income taxes recoverable                                             69,912
                                                                  ---------

Loss before minority interest                                      (524,864)

Minority interest share of loss                                     (81,438)
                                                                  ---------

Net loss                                                         $ (443,426)
                                                                  ---------

See accompanying notes.

                        MAGIC LANTERN COMMUNICATIONS LTD.

                        CONSOLIDATED STATEMENT OF DEFICIT

                    ELEVEN MONTH PERIOD ENDED AUGUST 31, 1996












Deficit, beginning of period                               $     (233)

Adjustment arising on amalgamation of
     subsidiary company                                        (9,221)

Prior period adjustment (Note 14)                            (175,000)

Net loss for the period                                      (443,426)
                                                           ----------
Deficit, end of period                                     $ (627,880)
                                                           ----------






See accompanying notes.

                        MAGIC LANTERN COMMUNICATIONS LTD.

             CONSOLIDATED STATEMENT OF CHANGES IN FINANCIAL POSITION

                    ELEVEN MONTH PERIOD ENDED AUGUST 31, 1996


Operating activities
     Net loss                                           $ (443,426)
     Items not involving cash
         Amortization of capital assets                    197,353
         Amortization of start-up costs                     30,407
         Deferred income taxes                                (787)
         Minority interest                                 (81,438)
                                                         ----------
                                                          (297,891)

     Prior period adjustment                              (175,000)

     Net changes in non-cash working
         capital balances                                  149,659  $ (323,232)
                                                        ----------

Financing activities
     Increase in bank indebtedness                         284,846
     Increase in long-term debt                            333,227
     Issuance of capital stock                                  10     618,083
                                                         ---------

Investing activities
     Long-term accounts receivable                          26,274
     Increase in loans receivable                           93,453
     Capital asset additions                               359,832
     Decrease in producer advances                         (38,731)    440,828
                                                           --------   --------


Decrease in cash in bank                                              (145,977)

Cash in bank and term deposits, beginning of period                    673,338
                                                                     ---------

Cash in bank and term deposits, end of period                      $   527,361
                                                                     ---------

See accompanying notes.

                        MAGIC LANTERN COMMUNICATIONS LTD.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                 AUGUST 31, 1996

1.   Summary of significant accounting policies

         (a)   Principles of consolidation

                   The consolidated financial statements include the accounts of Magic Lantern Communications Ltd. together with the following subsidiaries:

                       i) 79.9% interest in 745695 Ontario Limited together with its wholly-owned subsidiary B.C. Learning Connection Inc., and

                      ii)  75% interest in Sonoptic Technologies Inc.

         (b)   Revenue Recognition

                   Income from the sale of rights is recognized at the time the rights are initially made available to the customer. Revenue from the sale of products is recognized at the time goods are shipped to the customer or, in certain circumstances, at the time they are available for shipment to customers.

         (c)   Inventory

                   Inventory is valued at the lower of cost and net realizable value. Cost is determined generally on a first-in, first-out basis.

         (d)   Producer advances

                   The company maintains separate individual accounts in respect of advances to each producer. Royalties payable by the company on sales of these products are initially offset against each such account to recover these advances and costs.

         (e)   Capital assets and amortization

                   These assets are stated at cost. Amortization is recorded on the following annual rates:

                        Buildings                      4% diminishing balance
                        Masters and libraries         30% diminishing balance
                        Equipment and furniture       20% diminishing balance
                        Computer equipment            30% diminishing balance
                        Automobile                    30% diminishing balance
                        Leasehold improvements        20% straight line

         (f)   Deferred start-up costs

                   The initial start-up costs of B.C. Learning Connection Inc. were capitalized and are being amortized over a three year period on a straight line basis, commencing October 1, 1994.

                        MAGIC LANTERN COMMUNICATIONS LTD.

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONT'D.)

                                 AUGUST 31, 1996




2.   Cash surrender value of life insurance policies

         Policies totalling $168,000. were redeemed in October, 1996 and the related loans (Note 6(b)(iii)) repaid.

3.   Loans receivable, related companies

         Parent company - Connolly-Daw Holdings Inc.         $ 139,890
         Other                                                  21,378
                                                              --------

                                                             $ 161,268
                                                              --------

         These loans are unsecured, non-interest bearing and payable on demand. The company has no intention of calling for payment of any material amount during the next twelve months. Accordingly, these loans are classified as non-current assets in the financial statements.


4.   Capital assets
                                                   Accumulated
                                     Cost         Amortization          Net
                                ------------      ------------    ------------
      Land                      $    282,000      $   -           $    282,000
      Buildings                      824,112          167,271          656,841
      Masters and libraries          724,157          548,815          175,342
      Equipment and furniture        565,495          375,500          189,995
      Computer equipment             427,554          160,349          267,205
      Automobile                      24,056           13,897           10,159
      Leasehold improvements          50,389           36,175           14,214
                                 -----------      -----------      -----------

                                 $ 2,897,763      $ 1,302,007      $ 1,595,756
                                 -----------      -----------      -----------

         Capital assets include leased assets with a net book value at August 31, 1996 of $ 135,000.

                        MAGIC LANTERN COMMUNICATIONS LTD.

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONT'D.)

                                 AUGUST 31, 1996



5.   Bank indebtedness

         The bank indebtedness, including the amount included as long-term debt (Note 6(a)) is secured by a fixed debenture in an amount of $1,000,000., hypothecated to the company's land and buildings, and general security agreements covering all of the company's assets not otherwise encumbered. In addition, a priority agreement and subordination agreement has been entered into with the company's principal bank, Royal Bank of Canada and Business Development Bank of Canada respectively (see Note 6(b)(i)).

         As at August 31, 1996, the company was in breach of certain covenants provided to its bank. The bank has indicated its willingness to tolerate the principal breach pending completion of the sale of the company by its shareholders and consequent refinancing (see Note 11) while at the same time reserving all of its rights and remedies in the event of default.


6.   Long-term debt

         (a)   Debenture, - Royal Bank of Canada - $ 656,907.

                   This loan, due on demand, bears interest at the prime rate of the company's bank plus 1 1/2%, payable monthly and is repayable in monthly principal amounts of $ 1,500. plus interest. The security for the debt is outlined in Note 5. and was initially established to acquire the company's land and buildings.

         (b)   Loans payable

                     i) Term loan - Business Development Bank of Canada - $192,000. This loan bears interest at 9 3/4% payable monthly and is repayable in monthly principal amounts of $ 4,000. The interest rate is fixed until March, 2000.

                             The loan is secured by a charge over the assets of the company. It is subject to priority and subordination agreements between the company, Business Development Bank of Canada and Royal Bank of Canada (See Note 5).

                        MAGIC LANTERN COMMUNICATIONS LTD.

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONT'D.)

                                 AUGUST 31, 1996


6.   Long-term debt  (Cont'd.)

         (b)   Loans payable  (Cont'd.)

               ii) Shareholders - $ 241,000.

                         An amount of $ 212,000. bears interest at 11.39% per annum and is repayable in monthly principal amounts of $ 2,000. plus interest. The loan has been subordinated in favour of the amounts due by the company to its bankers. The remaining amounts totalling $ 29,000. bear varying rates of interest.

                         During October and November, 1996 all of these loans were repaid from the proceeds of advances by the new parent company (Note 11), these subsequent advances being equivalent to long-term debt. In the circumstances, the above loans are still included as long-term debt.

               iii) Life insurance company - $ 125,168.

                         These loans (three) bear interest at fluctuating rates and were repaid from the proceeds of the policies which were cashed in October, 1996.

               iv) NTN Interactive Network Inc. - $ 350,000.

                         This loan bears interest at prime bank rate plus 2%, payable quarterly, and is due for repayment 30 days after demand is made by the lender.

                    As security for the indebtedness, a general security has been registered over the assets of the company.

                    The lender has indicated that it is unlikely that any repayments of principal will be called for over the next twelve months. Accordingly, this loan is classified as long-term.

                        MAGIC LANTERN COMMUNICATIONS LTD.

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONT'D.)

                                 AUGUST 31, 1996

6.   Long-term debt (Cont'd.)

         (b)   Loans payable  (Cont'd.)

                         Provincial Holdings Ltd. ("PHL") - $ 750,000

                           In June, 1995, PHL advanced to Sonoptic Technologies Inc. $ 750,000. This loan is secured by a demand promissory note signed by Sonoptic Technologies Inc. and bears interest at 6% per annum, compounded annually, commencing October, 1995.

                           The loan is subject to a loan agreement dated March 15, 1995 which, inter alia, provides for repayment in full of principal plus interest at the earlier of:

                               a) the commencement of redemption of shares pursuant to a redemption agreement (see Note 8.(c)) or;

                               b) September 30, 2002 subject to any extension agreed to, or;

                               c)   any breach of the company's obligations
                                    under the loan agreement or any other
                                    agreement with PHL.

                           Province of New Brunswick ("PNB") - $ 100,000

                               In June, 1995, PNB advanced to Sonoptic
                               Technologies Inc. $ 100,000.. The loan is subject to a loan agreement dated May 25, 1995 and is secured by a demand promissory note which bears interest at 9 7/10% per annum, calculated half yearly, not in advance. Subject to a forgiveness agreement (see below), the principal plus interest is repayable at the earlier of:

                                a) January 31, 1998 or earlier at the option of the company or;

                                b)  Any breach of the company's obligations
                                    under the loan agreement.

                           A forgiveness agreement dated May 24, 1995 provides that the principal plus interest may be forgiven in part or in whole, the amount dependant upon the company's number of full time employees during calendar year 1997. No amounts are included as forgiven in these financial statements and no interest has been accrued on the advance as it is likely that any forgiveness will exceed interest to be paid.

                        MAGIC LANTERN COMMUNICATIONS LTD.

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONT'D.)

                                 AUGUST 31, 1996


6.   Long-term debt (Cont'd.)

         (b)   Loans payable - other  (Cont'd.)

                    vii) Atlantic Canada Opportunities Agency (ACOA) - $ 51,010.

                               This loan, advanced to Sonoptic Technologies Inc. in April, 1996, is interest free and is repayable in fifteen equal quarterly instalments commencing April, 2000.

                   During the period and at the period end, the company was in breach of certain conditions attaching to the loans in (v),
                   (vi) and (vii) above. Certain breaches were rectified prior to August 31, 1996. As at the date of issue of these financial statements, no action has been taken by the lenders.

         (c)   Lien notes payable

                   These notes are secured by a charge against the automobile and certain equipment and are repayable in monthly blended payments of principal and interest. Approximate annual principal payments required pursuant to these obligations are as follows:

                           Year ended August 31
                               1997                           $   78,123
                               1998                               36,301
                               1999                               22,208
                               2000                               22,477
                                                               ---------
                                                                 159,109
                               Less deferred interest             26,173
                                                               ---------
                               Balance of the obligation       $ 132,936
                                                               ---------

                        MAGIC LANTERN COMMUNICATIONS LTD.

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONT'D.)

                                 AUGUST 31, 1996

7.   Capital stock

         Authorized:

               Unlimited       Non-voting, non-cumulative,
                               non-participating, redeemable
                               floating rate Class "A" special
                               shares

               Unlimited       Voting non-cumulative, non-
                               participating, redeemable,
                               retractable, floating rate Class
                               "B" special shares

               Unlimited       Common shares

         Issued:
                         33,363   Common shares                  $ 33,408
                          1,000   Class "A" special shares             10
                                                                 --------
                                                                 $ 33,418
                                                                 ========

         The Class "A" special shares, having a stated and paid-up capital of $
         0.01 each were issued to Telesat Canada in October, 1995 as consideration for the acquisition of the then 35% minority interest in the company's subsidiary - Canadian Satellite Learning Services Inc. ("CSLS'). Under an agreement dated October 13, 1995 between the company and Telestat Canada, the Class "A" special shares were given certain dividend and redemption rights. These Class "A" shares were subsequently acquired by NTN (See Note 11) along with 100% of the common shares at which time the agreement dated October 13, 1995 lapsed along with the dividend and redemption rights referred to.

         CSLS was amalgamated with the company on April 1, 1996.

                        MAGIC LANTERN COMMUNICATIONS LTD.

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONT'D.)

                                 AUGUST 31, 1996

  8.  Commitments

         (a)  Future office equipment rentals are estimated as follows:

                  Year ended August 31,
                           1997               $ 27,000
                           1998                 27,000
                           1999                 17,000

         (b) Future annual rents payable under premises leases are estimated as follows:

                  Year ended August 31,
                           1997               $ 44,000
                           1998                 38,000
                           1999                 35,000
                           2000                 26,000

         (c)  Redemption of shares of subsidiary

                  Sonoptic Technologies Inc. ("STI"), a subsidiary, has entered into a redemption agreement dated March 15, 1995 with its minority shareholder (25 common shares held), Provincial Holdings Ltd. ("PHL").

                  Shares held by PHL may be redeemed by STI in minimum numbers of five after December 31, 1997 provided STI has repaid all indebtedness to PHL and Province of New Brunswick ("PNB") (Notes 6.(b)(v) and (vi)), or the PNB indebtedness has been forgiven, and must be redeemed in full on or before September 20, 2002

                  The redemption price is calculated at the higher of:

                  a)    the purchase price per share (.04(cent)), or;

                  b) the purchase price per share plus the increase per share in retained earnings of the corporation to the date of redemption, calculated as follows:

                             i) by adding back to the retained earnings the pro
                                rata share applicable to the number of shares being redeemed, of all interest paid or accrued on the loan by PHL to the corporation in the amount of $ 750,000.

                           ii) deducting therefrom the interest actually paid, pro rata to the number of shares being redeemed.

                        MAGIC LANTERN COMMUNICATIONS LTD.

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONT'D.)

                                 AUGUST 31, 1996

  9.  Related party transactions

         Transactions with related parties during the period are as follows:

               - Management and consulting fees paid
                   - To parent company                               $ 192,000
                                                                       -------
                   - Other                                           $   7,500
                                                                     ---------
               - Interest paid on advances by shareholders           $  26,000
                                                                     ---------


10.   Contingent liability

         By way of a shareholders' agreement, the company may be required, under specific circumstances, to repurchase the shares of a minority shareholder. This shareholders' agreement lapsed with the acquisition of the company (Note 11).

11.   Subsequent events

         In October, 1996, the company and 100% of its subsidiaries (except for the 25% minority interest in Sonoptic Technologies Inc.) were acquired by a subsidiary of NTN Canada Inc.
         Pursuant to this transaction, NTN, interalia:

         a)    Purchased the issued Class "A" shares from the holder, Telesat
               Canada;

         b) Advanced additional monies to the company to repay shareholders' loans amounting to approximately $ 241,000., and

         c) Advanced an additional $ 200,000. to the company to reduce its bank indebtedness.

12.   Income taxes

         At August 31, 1996, the company and its subsidiaries had operating losses available aggregating approximately $ 1,007,000.. These losses are available to reduce taxable income in future years and expire as follows:

               Year ended August 31,
                   1997                              $    307,000
                   1998                                    63,000
                   1999                                    20,000
                   2000                                   116,000
                   2001                                     9,000
                   2002                                    90,000
                   2003                                   402,000
                                                      -----------
                                                      $ 1,007,000
                                                      ===========

                        MAGIC LANTERN COMMUNICATIONS LTD.

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONT'D.)

                                 AUGUST 31, 1996


13.   Grants

         Non repayable government assistance receivable during the period has been credited in the accounts as follows:

               Operating expenses                        $ 71,400
               Equipment and furniture                      7,800
                                                          -------
                                                         $ 79,200
                                                         ========


14.   Prior period adjustment

         Certain costs were not expensed and accrued in prior period financial statements. The amounts have been reflected as a prior period adjustment in these financial statements.


15.      Generally accepted accounting principles in Canada and the United
         States

         The company follows Canadian generally acepted accounting principles
         (GAAP) which are different in some respects from those applicable in the United States (U.S.). The material difference is described below:

               The company has available tax losses of approximately $ 1,007,000.. Under U.S. GAAP, the future benefit of these losses, net of a valuation reserve, would be set up in the accounts of the company. The amount of the deferred tax asset, net of a valuation allowance, recognized in the current year under U.S. GAAP would be $ 148,000.


16.   Comparative figures

         Comparative figures have not been presented as audited financial statements were not prepared for the prior period.

NTN Canada Inc.

              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                   (Unaudited - Expressed in Canadian dollars)

         On October 2, 1996, NTN Canada, Inc. ("NTN"), through its wholly-owned subsidiary NTN Interactive Network Inc. ("Interactive"), acquired, effective as of October 1, 1996, all of the outstanding capital stock of Magic Lantern Communications Ltd., a Canadian corporation ("Magic Lantern"). The aggregate purchase price was $1,700,000, satisfied by $450,000 in cash and the issue of two non-interest bearing promissory notes with a maturity value of $1,250,000.

         The acquisition will be accounted for using the purchase method of accounting, with the assets acquired and the liabilities assumed recorded at fair values. The results of operations of Magic Lantern will be included with those of NTN as of the acquisition date. The pro forma condensed consolidated balance sheet as of August 31, 1996 is based on the historical balance sheet of NTN and Magic Lantern as of that date. The pro forma condensed statement of operations for the year ended August 31, 1996 is based on the historical statement of operations of NTN and Magic Lantern for that period. The pro forma condensed statement of operations assumes the acquisition took place on August 31, 1996.

         The pro forma condensed financial statements are not intended to be indicative of the financial position or results of operations which actually would have been realized had the acquisition occurred at the date assumed, nor of the future results of operations of the combined entities. The accompanying pro forma condensed financial statements should be read in conjunction with the historical financial statements and notes of NTN and Magic Lantern.

NTN Canada Inc.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                                 August 31, 1996
                   (Unaudited - Expressed in Canadian dollars)

                                                         MAGIC
                                       NTN              LANTERN        ADJUSTMENTS              PRO FORMA
                                    ---------          ---------       -----------              ---------
ASSETS
Current
Cash and cash equivalents            1,777,889           527,361        (450,000)(1)              1,897,632
                                                                          42,382 (3)
Short-term investments               3,577,151           187,389        (168,000)(3)              3,596,540
Accounts receivable                    913,601           928,622        (350,000)(2)              1,492,223
Inventory and other current
         assets                        793,174           317,490                                  1,110,664
-------------------------------------------------------------------------------------------------------------
Total current assets                 7,061,815         1,960,862                                  8,097,059
-------------------------------------------------------------------------------------------------------------
Property and equipment, net          2,447,937         1,595,756                                  4,043,693
Goodwill and other
          intangibles                  373,341            90,380       2,094,462 (1)              2,564,859
                                                                           6,676 (4)
-------------------------------------------------------------------------------------------------------------
                                     9,883,093         3,646,998                                 14,705,611
=============================================================================================================
LIABILITIES AND SHAREHOLDERS' EQUITY
Current
Accounts payable and
         accrued liabilities           975,659          934,462                                   1,910,121
Bank debt and current
         long-term debt                     --        1,034,944          312,500 (1)                671,826
                                                                        (200,000)(1)
                                                                         350,000 (2)
                                                                        (125,618)(3)
-------------------------------------------------------------------------------------------------------------
Total current liabilities              975,659        1,969,406                                    2,581,947
-------------------------------------------------------------------------------------------------------------
Long-term debt, less current            30,000        2,357,109          937,500 (1)               3,324,609
-------------------------------------------------------------------------------------------------------------
Total liabilities                    1,005,659        4,326,515                                    5,906,556
-------------------------------------------------------------------------------------------------------------
Minority interest                                       (85,055)           6,676 (4)                 (78,379)
Shareholders' equity/                8,877,434         (594,462)         594,462 (1)               8,877,434
  (deficit)
-------------------------------------------------------------------------------------------------------------
                                     9,883,093        3,646,998                                   14,705,611
=============================================================================================================

See accompanying notes to pro forma condensed financial statements.

NTN Canada Inc.
                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                           Year ended August 31, 1996
                   (Unaudited - Expressed in Canadian dollars)


                                                       MAGIC
                                      NTN             LANTERN         ADJUSTMENTS       PRO FORMA
                                    ---------       -----------       -----------       ---------

Net sales                           6,318,251        2,656,365                           8,974,616
Cost of sales                       2,505,673        1,038,267                           3,543,940
---------------------------------------------------------------------------------------------------
                                    3,812,578        1,618,098                           5,430,676
---------------------------------------------------------------------------------------------------
General and administrative
         expenses                   2,808,519        2,212,874                           5,021,393
---------------------------------------------------------------------------------------------------
                                    1,004,059         (594,776)                            409,283
Provision for taxes                   463,000          (69,912)                            393,088
---------------------------------------------------------------------------------------------------
Net income before minority
         interest                     541,059        (524,864)                              16,195
Minority interest share of loss                       (81,438)                             (81,438)
---------------------------------------------------------------------------------------------------
Net income(loss)                      541,059        (443,426)                              97,633
===================================================================================================

Pro forma information:
         Earnings per share              0.22                                                 0.04

         Shares used in per
          share calculation         2,392,548                                            2,392,548


See accompanying notes to pro forma condensed financial statements.

NTN Canada Inc.
                NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS
                                 August 31, 1996
                   (Unaudited - Expressed in Canadian dollars)

1. Pro forma adjustments to record the purchase of Magic Lantern:

    Components of purchase price:
         Cash                                                          $450,000
         Promissory notes - current                                     312,500
                          - long-term                                   937,500
                                                                      ---------
                                                                      1,700,000
     Allocation of purchase price:
         Reduction of bank debt                                        (200,000)
         Deficit of Magic Lantern                                       594,462
                                                                      ---------

     Goodwill and other intangibles                                    2,094,462
                                                                      ----------

2. Pro forma adjustment to eliminate inter-company receivable in existence prior to acquisition.

3. Pro forma adjustment to record disposition of temporary investment and retirement of related long-term debt which occurred after the purchase.

4. Pro forma adjustment to remove a minority interest eliminated by the acquisition transactions.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NTN CANADA, INC.

Date: December 16, 1996                 By:  /s/ Peter Rona
                                             ---------------------------------
                                             Peter Rona, President